UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2014

INCONTACT, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33762	87-0528557
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

7730 S. Union Park Ave., Suite 500, Salt Lake City, Utah 84047

(Address of principal executive offices)

(801) 320-3200

(Registrant’s telephone number)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 8.01	Other Events

On May 23, 2014, inContact, Inc. issued a Supplement to the Proxy Statement for the 2014 Annual Meeting of Shareholders. The Supplement contained a typographical error in the heading, in that it states the Annual Meeting of Shareholders is “July 11,” when, in fact, the meeting is scheduled for June 11, 2014. inContact confirms that the 2014 Annual Meeting of Shareholders will be held at 1:00 p.m., on June 11, 2014, at 7730 South Union Park Avenue, Suite 500, Salt Lake City, UT 84047, as stated in the Notice of Meeting dated April 28, 2014.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INCONTACT, INC.

Dated: May 27, 2014	By:	/s/ Gregory S. Ayers
Gregory S. Ayers, Chief Financial Officer

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